PENN SERIES FUNDS, INC.

Supplement dated June 30, 2025

to the Prospectus dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

International Equity Fund and Emerging Markets Equity Fund

Effective July 1, 2025 (the “Effective Date”), Mr. Matthew Benkendorf will no longer serve as a portfolio manager of the International Equity Fund and Emerging Markets Equity Fund (together, the “Funds”). In addition, as of the Effective Date, Mr. David Souccar will join Mr. Ramiz Chelat as a co-portfolio manager of the Emerging Markets Equity Fund.

As a result of the foregoing, as of the Effective Date, all references in the Prospectus to Matthew Benkendorf are hereby deleted. In addition, as of the Effective Date, the information in the Prospectus under the heading entitled “Portfolio Managers” in the Emerging Markets Equity Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Souccar, Chief Investment Officer and Portfolio Manager at Vontobel, has served as co-portfolio manager of the Fund since July 2025.

Ramiz Chelat, Managing Director and Portfolio Manager at Vontobel, has served as a co-portfolio manager of the Fund since October 2021.

In addition, as of the Effective Date, the fifth paragraph under the heading “Management – Sub-Advisers – Vontobel Asset Management, Inc.” in the Prospectus is replaced in its entirety by the following:

David Souccar, Chief Investment Officer and Portfolio Manager at Vontobel, has served as co-portfolio manager of the International Equity Fund since June 2016 and as co-portfolio manager of the Emerging Markets Equity Fund since July 2025. Mr. Souccar joined Vontobel Asset Management, Inc. in April 2007 as senior research analyst and was promoted to deputy portfolio manager of the firm’s International Equity Strategy in June 2016. In addition to Mr. Souccar’s portfolio management responsibilities, he maintains his research responsibilities, focusing on the energy, industrials and utilities sectors. Prior to joining Vontobel, from 2005 to 2007, he was a senior investment analyst at Federated Investors. From 1998 to 2005, Mr. Souccar worked as a sell-side analyst at Morgan Stanley. He began his financial career in 1996 at McKinsey & Co. where he worked as a consultant until 1998. Mr. Souccar received an M.B.A. in finance and management from NYU Stern School of Business and a B.S. in chemical engineering from Escola de Engenharia Maua.

The changes described above will not result in any change to the investment process for the Funds or to other disclosures concerning the Funds, including fees, expenses, investment objectives, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9182 6/25

PENN SERIES FUNDS, INC.

Supplement dated June 30, 2025

to the Statement of Additional Information (“SAI”)

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

International Equity Fund and Emerging Markets Equity Fund

Effective July 1, 2025 (the “Effective Date”), Mr. Matthew Benkendorf will no longer serve as a portfolio manager of the International Equity Fund and Emerging Markets Equity Fund (together, the “Funds”). In addition, as of the Effective Date, Mr. David Souccar will join Mr. Ramiz Chelat as a co-portfolio manager of the Emerging Markets Equity Fund.

As a result of the foregoing, as of the Effective Date, all references in the SAI to Matthew Benkendorf are hereby deleted. In addition, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – Vontobel Asset Management, Inc.” is hereby deleted and replaced with the following:

Messrs. Chelat and Kranson did not beneficially own any shares of the Funds as of December 31, 2024. Mr. Souccar did not beneficially own any shares of the Funds as of May 31, 2025.

Additionally, the following replaces Mr. Souccar’s information in the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Souccar*	3	$454	3	$496	6	$1,754

*	The information for Mr. Souccar is provided as of May 31, 2025.

The changes described above will not result in any changes to the investment process for the Funds or to other disclosures concerning the Funds, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9183 6/25